EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Dated: April 25, 2011	CDCF II GNE Holding, LLC
	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Dated: April 25, 2011	CFI GNE Warrant Investor, LLC
	By:	CFI RE Holdco, LLC
	Its:	Managing Member
	By:	Colony Financial, Inc.
	Its:	Managing Member
	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Dated: April 25, 2011	Colony Distressed Credit Fund II, L.P.
	By:	Colony Capital Credit II, L.P.
	Its:	General Partner
	By:	ColonyGP Credit II, LLC
	Its:	General Partner
	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Dated: April 25, 2011	Colony Capital Credit II, L.P.
	By:	ColonyGP Credit II, LLC
	Its:	General Partner
	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Dated: April 25, 2011	ColonyGP Credit II, LLC
	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Dated: April 25, 2011	CFI RE Holdco, LLC
	By:	Colony Financial, Inc.
	Its:	Managing Member

	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Dated: April 25, 2011	Colony Financial, Inc.
	By:	/s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President